UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               _________________


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


               Date of Report (Date of Earliest Event Reported):
                    September 13, 2004 (September 7, 2004)


                                Friedman's Inc.
             (Exact Name of Registrant as Specified in its Charter)


          Delaware                      0-22356                   58-20583
(State or Other Jurisdiction       (Commission File            (IRS Employer
      of Incorporation)                 Number)              Identification No.)


                             171 Crossroads Parkway
                            Savannah, Georgia 31422
                    (Address of Principal Executive Offices)


                                 (912) 233-9333
              (Registrant's telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.        Entry into a Material Definitive Agreement.
and
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

In connection with the restructuring of its previously existing secured credit facility (the "Prior Facility") as previously announced, Friedman's Inc. (the "Company"), FI Stores Limited Partnership, Friedman's Investments LLC and certain other subsidiaries of the Company have entered into a senior secured credit facility with certain of the lenders party to the Prior Facility, Bank of America, N.A., as administrative agent for the revolving lenders and collateral agent for the lenders, and Jewelry Investors II, L.L.C. ("Jewelry Investors"), an affiliate of a lender under the Prior Facility, as administrative agent for the term lenders (the "Credit Facility").

The Credit Facility provides for total commitments of up to $135 million, consisting of a senior revolving loan of up to $67.5 million and a $67.5 million junior term loan. Availability under the Credit Facility is subject to the satisfaction of a borrowing base and is limited to $125 million through March 31, 2005. The junior term loan matures on August 31, 2007, and the revolving credit facility matures on December 15, 2006. The Company and its subsidiaries guarantee the loans and obligations under the Credit Facility, and secure such guarantee and obligations with a security interest in the property of the Company and such subsidiaries.

The borrowings under the Credit Facility are subject to periodic interest payments, commitment fees and various other fees, as described in the Credit Facility. The Credit Facility contains various covenants, including among other things, meeting certain financial tests, and limitations with respect to: distributions, dividends, payment of certain indebtedness and certain fees, transactions with affiliates, investments, capital expenditures, incurrence of additional indebtedness, liens, acquisitions, asset dispositions, changes to conversion ratios of convertible securities, the opening of additional stores, cash settlement of certain litigation, and other customary restrictions. The Credit Facility also provides that the Company will incur additional interest on its periodic interest payments if the Company fails to complete and file its audited financial statements with the Securities and Exchange Commission by certain target dates. Under the Credit Facility, the Company and its subsidiaries are subject to customary defaults, including, among other things, payment defaults, the failure to meet financial tests, material inaccuracies of representations and warranties, breach of covenants, cross-defaults to other indebtedness, and bankruptcy and insolvency defaults. In addition, the Credit Facility contains default provisions relating to the occurrence of certain change of control events, including the resignation or termination of Sam Cusano as Chief Executive Officer of the Company, or certain changes to the existing composition of the Board of Directors of the Company (in each such instance, without the replacement by individuals who are reasonably acceptable to the requisite lenders).

The Company and the subsidiary borrowers have also executed and delivered certain other related agreements and documents pursuant to the Credit Facility, including security and guarantee agreements. A copy of the Credit Facility and the related agreements are included with this Current Report on Form 8-K as Exhibits 10.1 through 10.5.

In connection with the closing of the Credit Facility, the Company has initiated a secured trade credit program (the "Secured Trade Credit Program") which provides participating vendors with a lien in the same assets as, but junior to, the liens which secure the obligations under the Credit Facility. Subject to the terms of the Secured Trade Credit Program, the vendor lien would generally secure amounts past due to participating vendors as of July 31, 2004 (which would be repaid over a fifteen month period ending on December 15, 2005) and amounts due for new shipments (which would be paid in the ordinary course of business) from participating vendors which are delivered by the earlier of the duration of a vendor's participation in the Secured Trade Credit Program or December 31, 2005. The Company and its subsidiaries have guaranteed the payments and obligations under the Secured Trade Credit Program. The amount of such payments and obligations under the Secured Trade Credit Program will vary depending upon the level of participation by the Company's vendors. The Company has agreed that up to $9.5 million of availability under the Credit Facility will be reserved pending the receipt of vendor agreements under the Secured Trade Credit Program totaling at least $15 million in obligations owed by Friedman's as of July 31, 2004. An intercreditor agreement, entered into in connection with the Secured Trade Credit Program, sets forth certain intercreditor rights between the participating vendors under the Secured Trade Credit Program and the lenders under the Credit Facility in connection with the respective security interests in the assets of the Company and its subsidiaries. A copy of the agreements relating to the Vendor Support Program are included with this Current Report on Form 8-K as Exhibits 10.6 through 10.10.

The Company has also issued to Jewelry Investors a Warrant, dated September 7, 2004 (the "Warrant"), which entitles the holder of the Warrant to acquire three million shares of Class A Common Stock, par value $.01 per share ("Class A Common Stock"), of the Company, at an exercise price of $1.75 per share. Furthermore, if the term loan remains outstanding approximately one year following the closing of the Credit Facility, Jewelry Investors, or its assign, will receive warrants to acquire an additional one million shares of Class A Common Stock upon substantially the same terms as the Warrant. The warrants expire five years from their respective dates of issuance, and contain customary anti-dilution provisions. A copy of the Warrant is included with this Current Report on Form 8-K as Exhibit 10.11.

Pursuant to an Investor Rights Agreement, dated September 7, 2004 (the "Investor Rights Agreement"), by and between the Company and Jewelry Investors, the Company has agreed to provide customary registration rights with respect to the Class A Common Stock issuable upon exercise of the Warrant. The Warrant holder is also entitled to certain pre-emptive rights to maintain its proportionate interest in the Class A Common Stock on a fully-diluted basis in the event of certain equity issuances by the Company. A copy of the Investor Rights Agreement is included with this Current Report on Form 8-K as Exhibit 10.12.

Pursuant to a Participation Agreement, dated September 7, 2004 (the "Participation Agreement"), by and between the Company and Jewelry Investors, Jewelry Investors also is entitled to purchase up to 20% of certain equity issuances by the Company until September 7, 2010, and to purchase up to 50% of certain sales of receivables by the Company until September 7, 2009. A copy of the Participation Agreement is included with this Current Report on Form 8-K as
Exhibit 10.13.

Item 3.02.        Unregistered Sales of Equity Securities.

On September 7, 2004, in an exempt transaction under Section 4(2) of the Securities Act of 1933, as amended, the Company issued the Warrant to Jewelry Investors. The information relating to the issuance of the Warrant, as described above in Item 1.01 of this Current Report on Form 8-K, is incorporated by reference into this Item.

Item 8.01.        Other Events.

On September 7, 2004, the Company issued a press release announcing the restructuring of the Prior Facility, the entry into the Credit Facility and the approval of its lenders and an informal vendor committee of the Secured Trade Credit Program. The text of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item.

Item 9.01.        Financial Statements and Exhibits.

         (c) Exhibits.

         The following exhibits are filed as part of this report:

Exhibit
Number                Description
------                -----------

Exhibit 10.1 Second Amended And Restated Credit Agreement, dated as of September 7, 2004 (the "Credit Agreement"), by and among the lending institutions from time to time parties thereto, Bank of America, N.A. as administrative agent for the Revolving Lenders, Jewelry Investors II, L.L.C. as administrative agent for the Term Lenders, Bank of America, N.A., as collateral agent for the Lenders, the Term Agent, and the Revolving Agent, and Friedman's Inc., and certain of its subsidiaries party thereto

Exhibit 10.2 Second Amended and Restated Security Agreement, dated as of September 7, 2004, by and between Friedman's Inc. and Bank of America, N.A., in its capacity as Collateral Agent under the Credit Agreement

Exhibit 10.3 Amended and Restated Security Agreement, dated as of September 7, 2004, by and among Friedman's Florida Partnership, FI Stores Limited Partnership, Friedman's Holding Corp., Friedman's Management Corp., FCJV Holding Corp., FCJV, L.P., Friedman's Investments LLC, Friedman's Beneficiary Inc. as Grantors, and such other parties as may become a Grantor thereunder, and Bank of America, N.A., in its capacity as Collateral Agent under the Credit Agreement

Exhibit 10.4 Amended and Restated Guaranty Agreement, executed and delivered effective as of September 7, 2004, by Friedman's Inc. as Guarantor

Exhibit 10.5 Amended and Restated Guaranty Agreement, executed and delivered effective as of September 7, 2004, by Friedman's Florida Partnership, FI Stores Limited Partnership, Friedman's Holding Corp., Friedman's Management Corp., FCJV Holding Corp., FCJV, L.P., Friedman's Investments LLC, Friedman's Beneficiary Inc. as Guarantors

Exhibit 10.6 Vendor Intercreditor Agreement, dated as of September 8, 2004, by and between William Kaye, in his capacity as the collateral agent for the Trade Creditors, and Bank of America, N.A., in its capacity as the collateral agent for the Lenders

Exhibit 10.7 Form of Secured Trade Credit Program Letter Agreement, by and between Vendor and Friedman's Inc.

Exhibit 10.8 Security Agreement, dated as of September 8, 2004, by and among Friedman's Inc., Friedman's Florida Partnership, FI Stores Limited Partnership, Friedman's Holding Corp., Friedman's Management Corp., FCJV Holding Corp., FCJV, L.P., Friedman's Investments LLC, Friedman's Beneficiary Inc. as Grantors, and such other parties as may become a Grantor thereunder, and William Kaye, as the Approved Trade Creditor lien collateral trustee for and representative of each Approved Trade Creditor

Exhibit 10.9 Collateral Trust Agreement, dated as of September 8, 2004, by and among Friedman's Inc., Friedman's Florida Partnership, FI Stores Limited Partnership, Friedman's Holding Corp., Friedman's Management Corp., FCJV Holding Corp., FCJV, L.P., Friedman's Investments LLC, Friedman's Beneficiary Inc. as Grantors, and such other parties as may become a Grantor thereunder, and William Kaye as Collateral Trustee

Exhibit 10.10 Guaranty Agreement, executed and delivered effective as of September 8, 2004, by Friedman's Florida Partnership, FI Stores Limited Partnership, Friedman's Holding Corp., Friedman's Management Corp., FCJV Holding Corp., FCJV, L.P., Friedman's Investments LLC, Friedman's Beneficiary Inc. as Guarantors

Exhibit 10.11         Non-Redeemable Warrant of Friedman's Inc., dated
                      September 7, 2004

Exhibit 10.12 Investor Rights Agreement, dated as of September 7, 2004, by and between Friedman's Inc. and Jewelry Investors II, L.L.C.

Exhibit 10.13 Participation Agreement, dated as of September 7, 2004, by and between Friedman's Inc. and Jewelry Investors II, L.L.C.

Exhibit 99.1          Press release dated September 7, 2004

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Friedman's Inc.
                                            (Registrant)

Date: September 13, 2004                    By:  /s/  C. Steven Moore
                                                -------------------------------
                                                 C. Steven Moore
                                                 Chief Administrative Officer
                                                    and General Counsel

                                 EXHIBIT INDEX
Exhibit
Number                Description
------                -----------

Exhibit 10.1 Second Amended And Restated Credit Agreement, dated as of September 7, 2004 (the "Credit Agreement"), by and among the lending institutions from time to time parties thereto, Bank of America, N.A. as administrative agent for the Revolving Lenders, Jewelry Investors II, L.L.C. as administrative agent for the Term Lenders, Bank of America, N.A., as collateral agent for the Lenders, the Term Agent, and the Revolving Agent, and Friedman's Inc., and certain of its subsidiaries party thereto

Exhibit 10.2 Second Amended and Restated Security Agreement, dated as of September 7, 2004, by and between Friedman's Inc. and Bank of America, N.A., in its capacity as Collateral Agent under the Credit Agreement

Exhibit 10.3 Amended and Restated Security Agreement, dated as of September 7, 2004, by and among Friedman's Florida Partnership, FI Stores Limited Partnership, Friedman's Holding Corp., Friedman's Management Corp., FCJV Holding Corp., FCJV, L.P., Friedman's Investments LLC, Friedman's Beneficiary Inc. as Grantors, and such other parties as may become a Grantor thereunder, and Bank of America, N.A., in its capacity as Collateral Agent under the Credit Agreement

Exhibit 10.4 Amended and Restated Guaranty Agreement, executed and delivered effective as of September 7, 2004, by Friedman's Inc. as Guarantor

Exhibit 10.5 Amended and Restated Guaranty Agreement, executed and delivered effective as of September 7, 2004, by Friedman's Florida Partnership, FI Stores Limited Partnership, Friedman's Holding Corp., Friedman's Management Corp., FCJV Holding Corp., FCJV, L.P., Friedman's Investments LLC, Friedman's Beneficiary Inc. as Guarantors

Exhibit 10.6 Vendor Intercreditor Agreement, dated as of September 8, 2004, by and between William Kaye, in his capacity as the collateral agent for the Trade Creditors, and Bank of America, N.A., in its capacity as the collateral agent for the Lenders

Exhibit 10.7 Form of Secured Trade Credit Program Letter Agreement, by and between Vendor and Friedman's Inc.

Exhibit 10.8 Security Agreement, dated as of September 8, 2004, by and among Friedman's Inc., Friedman's Florida Partnership, FI Stores Limited Partnership, Friedman's Holding Corp., Friedman's Management Corp., FCJV Holding Corp., FCJV, L.P., Friedman's Investments LLC, Friedman's Beneficiary Inc. as Grantors, and such other parties as may become a Grantor thereunder, and William Kaye, as the Approved Trade Creditor lien collateral trustee for and representative of each Approved Trade Creditor

Exhibit 10.9 Collateral Trust Agreement, dated as of September 8, 2004, by and among Friedman's Inc., Friedman's Florida Partnership, FI Stores Limited Partnership, Friedman's Holding Corp., Friedman's Management Corp., FCJV Holding Corp., FCJV, L.P., Friedman's Investments LLC, Friedman's Beneficiary Inc. as Grantors, and such other parties as may become a Grantor thereunder, and William Kaye as Collateral Trustee

Exhibit 10.10 Guaranty Agreement, executed and delivered effective as of September 8, 2004, by Friedman's Florida Partnership, FI Stores Limited Partnership, Friedman's Holding Corp., Friedman's Management Corp., FCJV Holding Corp., FCJV, L.P., Friedman's Investments LLC, Friedman's Beneficiary Inc. as Guarantors

Exhibit 10.11         Non-Redeemable Warrant of Friedman's Inc., dated
                      September 7, 2004

Exhibit 10.12 Investor Rights Agreement, dated as of September 7, 2004, by and between Friedman's Inc. and Jewelry Investors II, L.L.C.

Exhibit 10.13 Participation Agreement, dated as of September 7, 2004, by and between Friedman's Inc. and Jewelry Investors II, L.L.C.

Exhibit 99.1          Press release dated September 7, 2004